                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                                    Current Report



                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):  April 22, 1994



                       CHICAGO AND NORTH WESTERN HOLDINGS CORP.
                (Exact name of Registrant as specified in its charter)




                 DELAWARE              33-30874            13-3526817
              (State or other      (Commission File       (IRS Employer
              jurisdiction of          Number)         Identification No.)
              incorporation)




              ONE NORTH WESTERN CENTER
                  CHICAGO, ILLINOIS                     60606
                (Address of principal                 (Zip code)
                 executive offices)



                 Registrant's telephone number, including area code:
                                    (312) 559-6156





          ITEM 5.   OTHER EVENTS

               The event being reported is the issuance on April 22, 1994, of the Company's press release, filed herewith as Exhibit 99, hereto.








          ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

               (c)  Exhibit 99     --   Press release issued by the Company
                                        on April 22, 1994.








                                      SIGNATURES



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHICAGO AND NORTH WESTERN HOLDINGS CORP.
                                                  Registrant


                                   By:       /s/  ROBERT SCHMIEGE
                                                  ROBERT SCHMIEGE
                                                     President





                                    EXHIBIT INDEX







          EXHIBIT
            NO.

            99      Press release issued by the Company on April 22, 1994